Discontinued Operations - Summary of Carrying Amounts of Assets and Liabilities Included as Discontinued Operations in Condensed Balance Sheet (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Assets of discontinued operations
Accounts receivable, net	$ 214	$ 563
Inventories	1,341	1,485
Prepaid expenses and other current assets	158	232
Property and equipment, net	684	906
Other long-term assets	78	151
Total assets of discontinued operations	2,475	3,337
Liabilities of discontinued operations
Accounts payable	100	312
Accrued expenses	201	282
Deferred revenue	2,487	3,261
Total liabilities of discontinued operations	$ 2,788	$ 3,855